Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FIRST QUARTER 2011

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

May 4, 2011

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Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

This quarterly financial supplement reflects, for all periods presented, the classification of the results for the company’s Global Commodities business, previously reported in the International Investments segment, as discontinued operations as a result of an agreement to sell these operations. The remaining business activities in the company’s International Investments segment have been reclassified and included in the International Insurance segment. In addition, supplementary revenue information for the Asset Management segment reflect certain reclassifications to conform to current period reporting practices.

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Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2010				2011
2011	2010			1Q	2Q	3Q	4Q	1Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
618	496	25%	U.S. Retirement Solutions and Investment Management Division	496	130	855	624	618
136	144	-6%	U.S. Individual Life and Group Insurance Division	144	120	251	200	136
672	491	37%	International Insurance Division	491	466	540	588	672
(272)	(210)	-30%	Corporate and other operations	(210)	(180)	(265)	(238)	(272)

1,154	921	25%	Total pre-tax adjusted operating income	921	536	1,381	1,174	1,154
319	245	30%	Income taxes, applicable to adjusted operating income	245	127	377	325	319

835	676	24%	Financial Services Businesses after-tax adjusted operating income	676	409	1,004	849	835

			Reconciling items:
(360)	(60)	-500%	Realized investment gains (losses), net, and related charges and adjustments	(60)	620	284	(906)	(360)
(17)	252	-107%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	252	79	388	(218)	(17)
34	(320)	111%	Change in experience-rated contractholder liabilities due to asset value changes	(320)	(144)	(367)	200	34
(1)	(7)	86%	Divested businesses	(7)	(7)	(32)	(9)	(1)
(133)	(36)	-269%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(36)	18	(18)	(62)	(133)

(477)	(171)	-179%	Total reconciling items, before income taxes	(171)	566	255	(995)	(477)
(137)	8	-1813%	Income taxes, not applicable to adjusted operating income	8	174	109	(307)	(137)

(340)	(179)	-90%	Total reconciling items, after income taxes	(179)	392	146	(688)	(340)

495	497	0%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	497	801	1,150	161	495
80	36	122%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	36	(18)	16	39	80

575	533	8%	Income from continuing operations attributable to Prudential Financial, Inc.	533	783	1,166	200	575
25	(26)	196%	Earnings attributable to noncontrolling interests	(26)	27	(2)	12	25

600	507	18%	Income from continuing operations (after-tax) of Financial Services Businesses	507	810	1,164	212	600
14	3	367%	Income from discontinued operations, net of taxes	3	15	1	13	14

614	510	20%	Net income of Financial Services Businesses	510	825	1,165	225	614
25	(26)	196%	Less: Income (loss) attributable to noncontrolling interests	(26)	27	(2)	12	25

589	536	10%	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	536	798	1,167	213	589

11.39%	10.69%		Operating Return on Average Equity (based on adjusted operating income)	10.69%	6.36%	14.66%	11.86%	11.39%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
589	536		Net income of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	536	798	1,167	213	589
19	161		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	161	279	77	(36)	19

608	697		Consolidated net income attributable to Prudential Financial, Inc.	697	1,077	1,244	177	608

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		Earnings per share of Common Stock (diluted):
1.69	1.45	Financial Services Businesses after-tax adjusted operating income	1.45	0.88	2.12	1.76	1.69

		Reconciling items:
(0.73)	(0.13)	Realized investment gains (losses), net, and related charges and adjustments	(0.13)	1.32	0.60	(1.87)	(0.73)
(0.03)	0.53	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.53	0.17	0.82	(0.45)	(0.03)
0.07	(0.68)	Change in experience-rated contractholder liabilities due to asset value changes	(0.68)	(0.31)	(0.78)	0.41	0.07
—	(0.01)	Divested businesses	(0.01)	(0.01)	(0.07)	(0.02)	—
0.01	—	Difference in earnings allocated to participating unvested share-based payment awards	—	(0.01)	—	0.01	0.01

(0.68)	(0.29)	Total reconciling items, before income taxes	(0.29)	1.16	0.57	(1.92)	(0.68)
(0.16)	0.01	Income taxes, not applicable to adjusted operating income	0.01	0.38	0.23	(0.58)	(0.16)

(0.52)	(0.30)	Total reconciling items, after income taxes	(0.30)	0.78	0.34	(1.34)	(0.52)

1.17	1.15	Income from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.15	1.66	2.46	0.42	1.17
0.03	—	Income from discontinued operations, net of taxes	—	0.04	—	0.03	0.03

1.20	1.15	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	1.15	1.70	2.46	0.45	1.20

484.9	463.0	Weighted average number of outstanding Common shares (basic)	463.0	464.3	464.8	475.1	484.9

493.9	471.5	Weighted average number of outstanding Common shares (diluted) (1)	471.5	468.2	473.2	483.5	493.9

9	10	Direct equity adjustments for earnings per share calculation	10	10	9	7	9

4	4	Earnings related to interest, net of tax, on exchangeable surplus notes (1)	4	5	4	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
11	8	Financial Services Businesses after-tax adjusted operating income	8	6	13	11	11
8	7	Income from continuing operations (after-tax) of Financial Services Businesses	7	10	15	7	8

(1)	In calculating diluted earnings per share under the if-converted method, the potential shares that would be issued related to the exchangeable surplus notes assuming a hypothetical exchange, weighted for the period the notes are outstanding, is added to the denominator, and interest expense, net of tax, is added to the numerator, if the overall effect is dilutive. For the three months ended June 30, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for non-GAAP measures, as presented above. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended June 30, 2010 for GAAP measures is 473.3 million. For the three months ended December 31, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for GAAP measures. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended December 31, 2010 for GAAP measures is 478.4 million.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	3,066	2,219	2,572	1,982	2,432
		Long-term debt	18,373	19,130	19,068	20,384	20,764
		Junior Subordinated Long-Term Debt	1,518	1,519	1,519	1,519	1,519

		Attributed Equity:
		Including accumulated other comprehensive income	25,721	28,233	32,007	31,032	31,300
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	25,961	26,758	28,507	29,248	30,055
		Excluding total accumulated other comprehensive income	25,318	26,193	27,418	28,100	28,785

		Total Capitalization:
		Including accumulated other comprehensive income	45,612	48,882	52,594	52,935	53,583
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	45,852	47,407	49,094	51,151	52,338
		Excluding total accumulated other comprehensive income	45,209	46,842	48,005	50,003	51,068

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	54.63	59.94	67.81	63.11	63.50
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	55.14	56.81	60.40	59.48	60.98
		Excluding total accumulated other comprehensive income	53.78	55.61	58.09	57.15	58.40

		Number of diluted shares at end of period (2)	470.8	471.0	472.0	491.7	492.9

		Common Stock Price Range (based on closing price):
67.32	60.50	High	60.50	65.82	59.54	59.95	67.32
58.32	47.02	Low	47.02	53.66	49.65	50.68	58.32
61.58	60.50	Close	60.50	53.66	54.18	58.71	61.58

		Common Stock market capitalization (1)	28,048	24,923	25,191	28,404	29,900

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

OPERATIONS HIGHLIGHTS

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2) (3):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	193.3	203.5	222.1	235.3	246.2
		Retail customers	89.0	84.2	92.7	101.2	108.8
		General account	189.8	196.6	203.3	200.8	213.8

		Total Investment Management and Advisory Services	472.1	484.3	518.1	537.3	568.8
		Non-proprietary assets under management	126.8	118.3	136.2	149.8	161.7

		Total managed by U.S. Retirement Solutions and Investment Management Division	598.9	602.6	654.3	687.1	730.5
		Managed by U.S. Individual Life and Group Insurance Division	13.1	13.2	13.0	13.1	13.3
		Managed by International Insurance Division	81.3	74.0	82.8	83.8	114.7

		Total assets under management	693.3	689.8	750.1	784.0	858.5
		Client assets under administration	78.2	71.1	80.8	84.1	86.6

		Total assets under management and administration	771.5	760.9	830.9	868.1	945.1

		Assets managed or administered for customers outside of the United States at end of period	137.6	129.3	147.6	151.1	201.4

		Distribution Representatives (1):
		Prudential Agents	2,499	2,480	2,478	2,471	2,506
		International Life Planners	6,649	6,605	6,608	6,565	6,581
		Gibraltar Life Advisors (4)	5,971	6,101	5,913	6,281	13,227

50	43	Prudential Agent productivity ($ thousands)	43	52	49	68	50

(1)	As of end of period.
(2)	At fair market value.
(3)	Includes assets under management relating to acquired businesses of AIG Star Life Insurance Co., LTD. and AIG Edison Life Insurance Co. (“Star/Edison”) commencing as of February 1, 2011 date of acquisition, totalling $45 billion as of that date.
(4)	Includes Life Advisors associated with acquired businesses of Star/Edison commencing as of February 1, 2011 date of acquisition, totalling 7,269 life advisors as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2010				2011
2011	2010			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
4,830	3,531	37%	Premiums	3,531	3,808	3,969	3,943	4,830
982	860	14%	Policy charges and fee income	860	888	803	929	982
2,305	2,073	11%	Net investment income	2,073	2,109	2,200	2,236	2,305
1,084	724	50%	Asset management fees, commissions and other income	724	871	853	961	1,084

9,201	7,188	28%	Total revenues	7,188	7,676	7,825	8,069	9,201

			Benefits and Expenses (1):
4,651	3,431	36%	Insurance and annuity benefits	3,431	4,000	3,756	3,707	4,651
829	846	-2%	Interest credited to policyholders’ account balances	846	875	820	877	829
279	251	11%	Interest expense	251	258	267	273	279
(908)	(717)	-27%	Deferral of acquisition costs	(717)	(746)	(780)	(849)	(908)
466	352	32%	Amortization of acquisition costs	352	539	99	378	466
2,730	2,104	30%	General and administrative expenses	2,104	2,214	2,282	2,509	2,730

8,047	6,267	28%	Total benefits and expenses	6,267	7,140	6,444	6,895	8,047

1,154	921	25%	Adjusted operating income before income taxes	921	536	1,381	1,174	1,154

			Reconciling items:
(356)	67	-631%	Realized investment gains (losses), net, and related adjustments	67	1,252	166	(1,369)	(356)
(4)	(127)	97%	Related charges	(127)	(632)	118	463	(4)

(360)	(60)	-500%	Total realized investment gains (losses), net, and related charges and adjustments	(60)	620	284	(906)	(360)

(17)	252	-107%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	252	79	388	(218)	(17)
34	(320)	111%	Change in experience-rated contractholder liabilities due to asset value changes	(320)	(144)	(367)	200	34
(1)	(7)	86%	Divested businesses	(7)	(7)	(32)	(9)	(1)
(133)	(36)	-269%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(36)	18	(18)	(62)	(133)

(477)	(171)	-179%	Total reconciling items, before income taxes	(171)	566	255	(995)	(477)

677	750	-10%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	750	1,102	1,636	179	677
182	253	-28%	Income tax expense	253	301	486	18	182

495	497	0%	Income from continuing operations before equity in earnings of operating joint ventures	497	801	1,150	161	495

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	3/31/2010	6/30/2010	9/30/2010	12/31/2010	3/31/2011

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $134,359; $134,883; $141,794; $144,248; $182,343)	136,792	140,610	151,227	149,806	186,861
Fixed maturities, held to maturity, at amortized cost (fair value $5,081; $5,209; $5,522; $5,477; $5,283)	5,016	5,023	5,233	5,226	5,102
Trading account assets supporting insurance liabilities, at fair value	16,683	16,733	17,750	17,771	18,314
Other trading account assets, at fair value	3,222	5,358	5,512	4,069	3,599
Equity securities, available for sale, at fair value (cost $3,367; $3,340; $3,547; $3,605; $5,621)	3,824	3,747	4,021	4,148	6,286
Commercial mortgage and other loans	22,557	23,097	23,466	23,324	24,259
Policy loans	4,825	4,915	5,147	5,290	5,926
Other long-term investments	4,340	4,321	4,572	4,589	6,335
Short-term investments	5,826	5,673	4,646	4,133	6,094

Total investments	203,085	209,477	221,574	218,356	262,776
Cash and cash equivalents	8,996	10,751	11,019	12,447	10,512
Accrued investment income	1,657	1,682	1,721	1,734	2,083
Deferred policy acquisition costs	13,962	13,432	14,291	15,672	16,224
Other assets	15,597	14,784	15,155	16,161	21,066
Separate account assets	182,621	179,260	194,463	207,776	218,382

Total assets	425,918	429,386	458,223	472,146	531,043

Liabilities:
Future policy benefits	74,103	76,982	82,063	82,242	102,404
Policyholders’ account balances	96,082	97,033	99,753	100,905	127,512
Securities sold under agreements to repurchase	2,969	2,683	2,628	2,557	2,599
Cash collateral for loaned securities	2,380	1,866	1,831	1,614	1,522
Income taxes	4,563	5,747	7,438	6,736	6,057
Senior short-term debt	3,066	2,219	2,572	1,982	2,432
Senior long-term debt	18,373	19,130	19,068	20,384	20,764
Junior subordinated long-term debt	1,518	1,519	1,519	1,519	1,519
Other liabilities	14,016	14,169	14,359	14,886	16,002
Separate account liabilities	182,621	179,260	194,463	207,776	218,382

Total liabilities	399,691	400,608	425,694	440,601	499,193

Attributed Equity:
Accumulated other comprehensive income	403	2,040	4,589	2,932	2,515
Other attributed equity	25,318	26,193	27,418	28,100	28,785

Total attributed equity	25,721	28,233	32,007	31,032	31,300

Noncontrolling Interest	506	545	522	513	550

Total Equity	26,227	28,778	32,529	31,545	31,850

Total liabilities and equity	425,918	429,386	458,223	472,146	531,043

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Three Months Ended March 31, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	4,830	211	1,360	3,267	(8)
Policy charges and fee income	982	492	385	113	(8)
Net investment income	2,305	1,044	407	765	89
Asset management fees, commissions and other income	1,084	905	79	183	(83)

Total revenues	9,201	2,652	2,231	4,328	(10)

Benefits and Expenses (1):
Insurance and annuity benefits	4,651	426	1,510	2,706	9
Interest credited to policyholders’ account balances	829	550	128	161	(10)
Interest expense	279	34	45	—	200
Deferral of acquisition costs	(908)	(398)	(103)	(422)	15
Amortization of acquisition costs	466	133	93	250	(10)
General and administrative expenses	2,730	1,289	422	961	58

Total benefits and expenses	8,047	2,034	2,095	3,656	262

Adjusted operating income (loss) before income taxes	1,154	618	136	672	(272)

	Three Months Ended March 31, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	3,531	146	1,172	2,217	(4)
Policy charges and fee income	860	398	375	95	(8)
Net investment income	2,073	1,045	375	585	68
Asset management fees, commissions and other income	724	678	76	50	(80)

Total revenues	7,188	2,267	1,998	2,947	(24)

Benefits and Expenses (1):
Insurance and annuity benefits	3,431	335	1,323	1,770	3
Interest credited to policyholders’ account balances	846	608	126	134	(22)
Interest expense	251	22	35	1	193
Deferral of acquisition costs	(717)	(269)	(118)	(339)	9
Amortization of acquisition costs	352	85	60	215	(8)
General and administrative expenses	2,104	990	428	675	11

Total benefits and expenses	6,267	1,771	1,854	2,456	186

Adjusted operating income (loss) before income taxes	921	496	144	491	(210)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of March 31, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	262,776	88,214	33,029	133,093	8,440
Deferred policy acquisition costs	16,224	3,942	4,671	7,768	(157)
Other assets	33,661	7,547	3,032	13,003	10,079
Separate account assets	218,382	182,721	37,041	786	(2,166)

Total assets	531,043	282,424	77,773	154,650	16,196

Liabilities:
Future policy benefits	102,404	15,766	10,316	75,919	403
Policyholders’ account balances	127,512	56,552	16,085	55,637	(762)
Debt	24,715	4,793	5,545	—	14,377
Other liabilities	26,180	8,541	3,780	8,102	5,757
Separate account liabilities	218,382	182,721	37,041	786	(2,166)

Total liabilities	499,193	268,373	72,767	140,444	17,609

Attributed Equity:
Accumulated other comprehensive income (loss)	2,515	1,439	728	1,414	(1,066)
Other attributed equity	28,785	11,994	4,278	12,781	(268)

Total attributed equity	31,300	13,433	5,006	14,195	(1,334)

Noncontrolling Interest	550	618	—	11	(79)

Total Equity	31,850	14,051	5,006	14,206	(1,413)

Total liabilities and equity	531,043	282,424	77,773	154,650	16,196

	As of December 31, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	218,356	88,387	32,408	88,842	8,719
Deferred policy acquisition costs	15,672	3,675	4,653	7,494	(150)
Other assets	30,342	7,832	3,133	6,068	13,309
Separate account assets	207,776	172,759	36,427	693	(2,103)

Total assets	472,146	272,653	76,621	103,097	19,775

Liabilities:
Future policy benefits	82,242	16,227	10,055	55,556	404
Policyholders’ account balances	100,905	57,179	15,812	28,919	(1,005)
Debt	23,885	4,429	5,644	—	13,812
Other liabilities	25,793	8,260	3,590	7,277	6,666
Separate account liabilities	207,776	172,759	36,427	693	(2,103)

Total liabilities	440,601	258,854	71,528	92,445	17,774

Attributed Equity:
Accumulated other comprehensive income (loss)	2,932	1,430	765	1,837	(1,100)
Other attributed equity	28,100	11,786	4,328	8,808	3,178

Total attributed equity	31,032	13,216	5,093	10,645	2,078

Noncontrolling Interest	513	583	—	7	(77)

Total Equity	31,545	13,799	5,093	10,652	2,001

Total liabilities and equity	472,146	272,653	76,621	103,097	19,775

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of March 31, 2011				As of December 31, 2010
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	347	8,451	1,519	10,317	371	6,873	1,519	8,763
Investment related	1,214	7,694	—	8,908	803	8,766	—	9,569
Securities business related	591	1,334	—	1,925	691	1,539	—	2,230
Specified other businesses	280	3,285	—	3,565	117	3,206	—	3,323
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	2,432	20,764	1,519	24,715	1,982	20,384	1,519	23,885

Ratio of long-term and short-term capital debt to capitalization (1)				24.6%				22.1%

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	—	1,750	—	1,750

	As of March 31, 2011				As of December 31, 2010
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	8,738	1,040	539	10,317	7,648	1,064	51	8,763
Investment related	4,714	834	3,360	8,908	5,686	654	3,229	9,569
Securities business related	1,476	443	6	1,925	1,673	552	5	2,230
Specified other businesses	2,602	963	—	3,565	2,603	720	—	3,323
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	17,530	3,280	3,905	24,715	17,610	2,990	3,285	23,885

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% equity and 75% debt.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $940 million of Surplus Notes for March 31, 2011 and $942 million for December 31, 2010.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2010				2011
2011	2010			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
211	146	45%	Premiums	146	391	400	295	211
492	398	24%	Policy charges and fee income	398	393	415	456	492
1,044	1,045	0%	Net investment income	1,045	1,050	1,066	1,076	1,044
905	678	33%	Asset management fees, commissions and other income	678	798	795	864	905

2,652	2,267	17%	Total revenues	2,267	2,632	2,676	2,691	2,652

			Benefits and Expenses (1):
426	335	27%	Insurance and annuity benefits	335	839	507	458	426
550	608	-10%	Interest credited to policyholders’ account balances	608	640	558	609	550
34	22	55%	Interest expense	22	23	24	27	34
(398)	(269)	-48%	Deferral of acquisition costs	(269)	(323)	(325)	(373)	(398)
133	85	56%	Amortization of acquisition costs	85	186	(52)	86	133
1,289	990	30%	General and administrative expenses	990	1,137	1,109	1,260	1,289

2,034	1,771	15%	Total benefits and expenses	1,771	2,502	1,821	2,067	2,034

618	496	25%	Adjusted operating income before income taxes	496	130	855	624	618

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Three Months Ended March 31, 2011
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	211	39	172	—
Policy charges and fee income	492	443	49	—
Net investment income	1,044	201	805	38
Asset management fees, commissions and other income	905	215	180	510

Total revenues	2,652	898	1,206	548

Benefits and Expenses (1):
Insurance and annuity benefits	426	60	366	—
Interest credited to policyholders’ account balances	550	136	414	—
Interest expense	34	27	4	3
Deferral of acquisition costs	(398)	(379)	(12)	(7)
Amortization of acquisition costs	133	99	28	6
General and administrative expenses (2)	1,289	663	234	392

Total benefits and expenses	2,034	606	1,034	394

Adjusted operating income before income taxes	618	292	172	154

	Three Months Ended March 31, 2010
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	146	37	109	—
Policy charges and fee income	398	345	53	—
Net investment income	1,045	224	797	24
Asset management fees, commissions and other income	678	153	170	355

Total revenues	2,267	759	1,129	379

Benefits and Expenses (1):
Insurance and annuity benefits	335	39	296	—
Interest credited to policyholders’ account balances	608	157	451	—
Interest expense	22	15	4	3
Deferral of acquisition costs	(269)	(253)	(10)	(6)
Amortization of acquisition costs	85	75	4	6
General and administrative expenses (2)	990	482	215	293

Total benefits and expenses	1,771	515	960	296

Adjusted operating income before income taxes	496	244	169	83

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	General and administrative expenses for Individual Annuities include $2 million for the three months ended March 31, 2011 and $3 million for the three months ended March 31, 2010, for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
102,348	80,519	Beginning total account value	80,519	85,379	83,593	93,375	102,348
6,815	4,867	Sales	4,867	5,308	5,368	6,108	6,815
(1,967)	(1,670)	Surrenders and withdrawals	(1,670)	(1,714)	(1,660)	(1,879)	(1,967)

4,848	3,197	Net sales	3,197	3,594	3,708	4,229	4,848
(254)	(266)	Benefit payments	(266)	(203)	(260)	(252)	(254)

4,594	2,931	Net flows	2,931	3,391	3,448	3,977	4,594
3,552	2,288	Change in market value, interest credited, and other (1)	2,288	(4,784)	6,756	5,488	3,552
(525)	(359)	Policy charges	(359)	(393)	(422)	(492)	(525)

109,969	85,379	Ending total account value	85,379	83,593	93,375	102,348	109,969

		Fixed Annuities:
3,837	3,452	Beginning total account value	3,452	3,739	3,766	3,828	3,837
18	30	Sales	30	32	29	12	18
(48)	(48)	Surrenders and withdrawals	(48)	(78)	(44)	(45)	(48)

(30)	(18)	Net redemptions	(18)	(46)	(15)	(33)	(30)
(67)	(57)	Benefit payments	(57)	(80)	(62)	(68)	(67)

(97)	(75)	Net flows	(75)	(126)	(77)	(101)	(97)
102	363	Interest credited and other (1)	363	153	139	111	102
(1)	(1)	Policy charges	(1)	—	—	(1)	(1)

3,841	3,739	Ending total account value	3,739	3,766	3,828	3,837	3,841

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (2):
997	623	Insurance Agents	623	713	694	817	997
1,414	1,097	Wirehouses	1,097	1,114	1,101	1,300	1,414
3,339	2,460	Independent Financial Planners	2,460	2,653	2,618	2,880	3,339
1,083	717	Bank Distribution	717	860	984	1,123	1,083

6,833	4,897	Total	4,897	5,340	5,397	6,120	6,833

(1)	Includes cumulative reclassifications during the first quarter of 2010 of $267 million from variable annuity to fixed annuity account values to conform presentation of certain contracts in annuitization status to current reporting practices.
(2)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
13,223	14,606	Beginning balance	14,606	14,190	14,398	13,693	13,223
521	604	Premiums and deposits	604	627	691	569	521
(346)	(364)	Surrenders and withdrawals	(364)	(402)	(352)	(362)	(346)

175	240	Net sales	240	225	339	207	175
(88)	(95)	Benefit payments	(95)	(81)	(86)	(89)	(88)

87	145	Net flows	145	144	253	118	87
106	137	Interest credited and other	137	144	151	129	106
(794)	(697)	Net transfers to separate account	(697)	(80)	(1,109)	(716)	(794)
(1)	(1)	Policy charges	(1)	—	—	(1)	(1)

12,621	14,190	Ending balance	14,190	14,398	13,693	13,223	12,621

		Account Values in Separate Account:
92,962	69,365	Beginning balance	69,365	74,928	72,961	83,510	92,962
6,312	4,293	Premiums and deposits	4,293	4,713	4,706	5,551	6,312
(1,669)	(1,354)	Surrenders and withdrawals	(1,354)	(1,390)	(1,352)	(1,562)	(1,669)

4,643	2,939	Net sales	2,939	3,323	3,354	3,989	4,643
(233)	(228)	Benefit payments	(228)	(202)	(236)	(231)	(233)

4,410	2,711	Net flows	2,711	3,121	3,118	3,758	4,410
3,548	2,514	Change in market value, interest credited and other	2,514	(4,775)	6,744	5,470	3,548
794	697	Net transfers from general account	697	80	1,109	716	794
(525)	(359)	Policy charges	(359)	(393)	(422)	(492)	(525)

101,189	74,928	Ending balance	74,928	72,961	83,510	92,962	101,189

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2010				2011
	1Q	2Q	3Q	4Q	1Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	9,906	9,408	9,687	9,873	9,935
Guaranteed minimum withdrawal benefits	1,402	1,250	1,302	1,315	1,296
Guaranteed minimum income benefits	4,693	4,181	4,416	4,532	4,480
Guaranteed minimum withdrawal & income benefits	41,511	43,395	51,457	59,351	66,857

Total	57,512	58,234	66,862	75,071	82,568

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	39,786	42,166	49,721	57,336	64,786
Account Values without Auto-Rebalancing Feature	17,726	16,068	17,141	17,735	17,782

Total	57,512	58,234	66,862	75,071	82,568

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,104	2,200	1,473	1,217	1,227
Net Amount at Risk without Auto-Rebalancing Feature	2,479	3,384	2,406	1,825	1,574

Total	3,583	5,584	3,879	3,042	2,801

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2010				2011
	1Q	2Q	3Q	4Q	1Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	55,441	55,452	62,940	69,982	76,405
Net amount at risk	2,160	3,136	1,666	1,132	929
Minimum return, anniversary contract value, or maximum contract value:
Account value	26,546	25,069	27,236	29,047	30,216
Net amount at risk	5,345	6,758	5,254	4,327	3,871

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	39,786	42,166	49,721	57,336	64,786
Account Values without Auto-Rebalancing Feature	42,201	38,355	40,455	41,693	41,835

Total	81,987	80,521	90,176	99,029	106,621

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	719	1,342	672	592	557
Net Amount at Risk without Auto-Rebalancing Feature	6,786	8,552	6,248	4,867	4,243

Total	7,505	9,894	6,920	5,459	4,800

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
141,313	126,345	Beginning total account value	126,345	131,147	125,176	135,248	141,313
4,848	5,605	Deposits and sales	5,605	4,037	5,255	4,369	4,848
(4,927)	(4,500)	Withdrawals and benefits	(4,500)	(3,751)	(3,167)	(5,386)	(4,927)
4,743	3,697	Change in market value, interest credited and interest income	3,697	(6,257)	7,984	7,082	4,743

145,977	131,147	Ending total account value	131,147	125,176	135,248	141,313	145,977

(79)	1,105	Net additions (withdrawals)	1,105	286	2,088	(1,017)	(79)

		Stable value account values included above	37,138	37,909	39,022	39,142	39,062

		Institutional Investment Products:
64,183	51,908	Beginning total account value	51,908	52,768	55,965	59,062	64,183
5,785	1,876	Additions	1,876	3,692	3,076	6,654	5,785
(1,128)	(2,139)	Withdrawals and benefits (1)	(2,139)	(2,002)	(1,640)	(1,177)	(1,128)
482	799	Change in market value, interest credited and interest income	799	1,448	1,298	(175)	482
(430)	324	Other (2)	324	59	363	(181)	(430)

68,892	52,768	Ending total account value	52,768	55,965	59,062	64,183	68,892

4,657	(263)	Net additions (withdrawals)	(263)	1,690	1,436	5,477	4,657

(1)	Includes $(411) million, $(34) million, $(240) million, $(67) million and $(34) million for the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, respectively, representing transfers of client balances managed by the Company to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(2)	“Other” activity includes transfers to the Asset Management segment of $(43) million, $(3) million, $(118) million and $(402) million for the three months ended March 31, 2010, June 30, 2010, December 31, 2010 and March 31, 2011, respectively. “Other” activity also includes $411 million, $34 million, $240 million, $67 million and $34 million for the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011 respectively, related to transfers discussed above in note 1. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2010				2011
2011	2010	Change		1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
356	304	17%	Asset management fees	304	311	320	338	356
57	11	418%	Incentive, transaction, principal investing and commercial mortgage revenues (1)	11	69	62	68	57
135	64	111%	Service, distribution and other revenues (1)	64	114	111	116	135

548	379	45%	Total Asset Management segment revenues	379	494	493	522	548

			Analysis of asset management fees by source:
174	152	14%	Institutional customers	152	152	159	163	174
104	81	28%	Retail customers	81	87	87	98	104
78	71	10%	General account	71	72	74	77	78

356	304	17%	Total asset management fees	304	311	320	338	356

Supplementary Assets Under Management Information (in billions):
	March 31, 2011
	Equity	Fixed Income	Real Estate	Total
Institutional customers	52.6	168.5	25.1	246.2
Retail customers	79.3	27.9	1.6	108.8
General account	4.4	208.4	1.0	213.8

Total	136.3	404.8	27.7	568.8

	March 31, 2010
	Equity	Fixed Income	Real Estate	Total
Institutional customers	48.8	124.2	20.3	193.3
Retail customers	62.0	25.6	1.4	89.0
General account	3.9	185.1	0.8	189.8

Total	114.7	334.9	22.5	472.1

(1)	Revenues reported herein reflect certain reclassifications to conform to current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
197.6	152.1	Beginning assets under management	152.1	157.1	167.3	184.1	197.6
12.4	7.7	Additions	7.7	15.2	11.0	16.6	12.4
(6.5)	(5.7)	Withdrawals	(5.7)	(4.3)	(5.2)	(6.7)	(6.5)
5.4	3.6	Change in market value	3.6	(0.7)	11.0	3.0	5.4
(0.1)	(0.6)	Net money market flows	(0.6)	—	—	0.1	(0.1)
0.4	—	Other (1)	—	—	—	0.5	0.4

209.2	157.1	Ending assets under management	157.1	167.3	184.1	197.6	209.2
37.0	36.2	Affiliated institutional assets under management	36.2	36.2	38.0	37.7	37.0

246.2	193.3	Total assets managed for institutional customers at end of period	193.3	203.5	222.1	235.3	246.2

5.9	2.0	Net institutional additions, excluding money market activity	2.0	10.9	5.8	9.9	5.9

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
61.6	51.1	Beginning assets under management	51.1	53.5	49.1	55.5	61.6
6.1	4.8	Additions	4.8	6.8	4.1	5.3	6.1
(4.1)	(3.7)	Withdrawals	(3.7)	(3.9)	(2.9)	(4.1)	(4.1)
3.0	1.5	Change in market value	1.5	(4.9)	5.2	4.9	3.0
—	(0.2)	Net money market flows	(0.2)	(2.4)	—	—	—
(0.4)	—	Other (2)	—	—	—	—	(0.4)

66.2	53.5	Ending assets under management	53.5	49.1	55.5	61.6	66.2
42.6	35.5	Affiliated retail assets under management	35.5	35.1	37.2	39.6	42.6

108.8	89.0	Total assets managed for retail customers at end of period	89.0	84.2	92.7	101.2	108.8

2.0	1.1	Net retail additions, excluding money market activity	1.1	2.9	1.2	1.2	2.0

(1)	Other activity includes acquisition of an asset management rights contract of $0.5 billion during the fourth quarter of 2010. “Other” activity during the first quarter of 2011 represents transfers from the Retirement Segment as a result of a change in client contract form.
(2)	Amounts in 1Q11 represent a reclassification of certain fund balances to affiliated retail assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2010				2011
2011	2010	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,360	1,172	16%	Premiums	1,172	1,190	1,320	1,239	1,360
385	375	3%	Policy charges and fee income	375	406	300	372	385
407	375	9%	Net investment income	375	389	399	408	407
79	76	4%	Asset management fees, commissions and other income	76	82	85	85	79

2,231	1,998	12%	Total revenues	1,998	2,067	2,104	2,104	2,231

			Benefits and Expenses (1):
1,510	1,323	14%	Insurance and annuity benefits	1,323	1,308	1,428	1,319	1,510
128	126	2%	Interest credited to policyholders’ account balances	126	124	130	131	128
45	35	29%	Interest expense	35	37	45	45	45
(103)	(118)	13%	Deferral of acquisition costs	(118)	(109)	(110)	(105)	(103)
93	60	55%	Amortization of acquisition costs	60	156	(61)	88	93
422	428	-1%	General and administrative expenses	428	431	421	426	422

2,095	1,854	13%	Total benefits and expenses	1,854	1,947	1,853	1,904	2,095

136	144	-6%	Adjusted operating income before income taxes	144	120	251	200	136

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2011
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,360	172	1,188
Policy charges and fee income	385	264	121
Net investment income	407	236	171
Asset management fees, commissions and other income	79	53	26

Total revenues	2,231	725	1,506

Benefits and Expenses (1):
Insurance and annuity benefits	1,510	297	1,213
Interest credited to policyholders’ account balances	128	71	57
Interest expense	45	45	—
Deferral of acquisition costs	(103)	(89)	(14)
Amortization of acquisition costs	93	86	7
General and administrative expenses	422	219	203

Total benefits and expenses	2,095	629	1,466

Adjusted operating income before income taxes	136	96	40

	Three Months Ended March 31, 2010
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,172	176	996
Policy charges and fee income	375	249	126
Net investment income	375	213	162
Asset management fees, commissions and other income	76	49	27

Total revenues	1,998	687	1,311

Benefits and Expenses (1):
Insurance and annuity benefits	1,323	309	1,014
Interest credited to policyholders’ account balances	126	69	57
Interest expense	35	35	—
Deferral of acquisition costs	(118)	(107)	(11)
Amortization of acquisition costs	60	55	5
General and administrative expenses	428	235	193

Total benefits and expenses	1,854	596	1,258

Adjusted operating income before income taxes	144	91	53

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

7	5	Variable life	5	5	6	7	7
23	20	Universal life	20	17	20	20	23
35	43	Term life	43	39	38	40	35

65	68	Total	68	61	64	67	65

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

20	20	Prudential Agents	20	22	20	22	20
45	48	Third party distribution	48	39	44	45	45

65	68	Total	68	61	64	67	65

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
8,767	8,081	Beginning balance	8,081	8,228	8,305	8,548	8,767
402	382	Premiums and deposits	382	369	389	367	402
(180)	(184)	Surrenders and withdrawals	(184)	(205)	(208)	(198)	(180)

222	198	Net sales	198	164	181	169	222
(51)	(64)	Benefit payments	(64)	(40)	(41)	(52)	(51)

170	134	Net flows	134	124	140	117	170
63	48	Interest credited and other	48	(29)	139	133	63
61	58	Net transfers from separate account	58	74	57	62	61
(92)	(93)	Policy charges	(93)	(92)	(93)	(93)	(92)

8,968	8,228	Ending balance	8,228	8,305	8,548	8,767	8,968

		Separate Account Liabilities:
17,156	15,692	Beginning balance	15,692	16,155	14,861	16,079	17,156
220	235	Premiums and deposits	235	234	319	243	220
(161)	(142)	Surrenders and withdrawals	(142)	(146)	(162)	(145)	(161)

59	93	Net sales	93	88	157	98	59
(13)	(8)	Benefit payments	(8)	(8)	(6)	(11)	(13)

47	85	Net flows	85	80	151	87	47
777	609	Change in market value, interest credited and other	609	(1,127)	1,298	1,222	777
(61)	(58)	Net transfers to general account	(58)	(74)	(57)	(62)	(61)
(170)	(173)	Policy charges	(173)	(173)	(174)	(169)	(170)

17,749	16,155	Ending balance	16,155	14,861	16,079	17,157	17,749

		FACE AMOUNT IN FORCE (3):

		Variable life	121,090	118,804	118,274	118,078	117,538
		Universal life	35,622	36,082	36,691	37,481	38,190
		Term life	440,915	447,408	452,133	457,014	460,683

		Total	597,627	602,294	607,098	612,573	616,411

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		Individual Life Insurance:

		Policy Surrender Experience:
189	170	Cash value of surrenders	170	172	183	172	189
3.1%	3.0%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.0%	3.1%	3.3%	2.9%	3.1%

		Death benefits per $1,000 of in force (1):
5.15	4.98	Variable and universal life	4.98	3.86	4.75	3.89	5.15
1.12	1.11	Term life	1.11	0.96	1.11	1.06	1.12
3.05	2.98	Total, Individual Life Insurance	2.98	2.38	2.85	2.45	3.05

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
392	257	Group life	257	23	84	82	392
108	89	Group disability (1)	89	19	26	27	108

500	346	Total	346	42	110	109	500

		Future Policy Benefits (2):
		Group life	2,198	2,194	2,122	2,262	2,233
		Group disability (1)	1,276	1,321	1,376	1,453	1,560

		Total	3,474	3,515	3,498	3,715	3,793

		Policyholders’ Account Balances (2):
		Group life	6,560	6,688	6,692	6,863	6,943
		Group disability (1)	171	176	175	182	174

		Total	6,731	6,864	6,867	7,045	7,117

		Separate Account Liabilities (2):
		Group life	19,038	18,851	19,232	19,271	19,292
		Group disability (1)	—	—	—	—	—

		Total	19,038	18,851	19,232	19,271	19,292

		Group Life Insurance:
1,066	936	Gross premiums, policy charges and fee income (3)	936	896	945	944	1,066
1,010	841	Earned premiums, policy charges and fee income	841	853	989	856	1,010
92.3%	91.7%	Benefits ratio	91.7%	92.2%	89.0%	86.1%	92.3%
8.1%	8.8%	Administrative operating expense ratio	8.8%	9.3%	8.5%	8.8%	8.1%
		Persistency ratio	93.0%	92.5%	92.2%	92.1%	97.2%

		Group Disability Insurance (1):
301	285	Gross premiums, policy charges and fee income (3)	285	278	287	315	301
299	281	Earned premiums, policy charges and fee income	281	272	284	309	299
94.3%	86.5%	Benefits ratio	86.5%	93.0%	99.7%	99.0%	94.3%
21.6%	21.4%	Administrative operating expense ratio	21.4%	23.4%	21.3%	19.4%	21.6%
		Persistency ratio	95.7%	94.6%	92.9%	92.1%	93.3%

(1)	Group disability amounts include long-term care and dental products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
3,392	2,449	Beginning balance	2,449	2,532	2,150	2,600	3,392
379	253	Capitalization	253	299	308	354	379
(99)	(75)	Amortization - operating results	(75)	(174)	64	(75)	(99)
18	(61)	Amortization - realized investment gains and losses	(61)	(428)	142	362	18
(1)	(34)	Impact of unrealized (gains) or losses on AFS securities	(34)	(79)	(64)	151	(1)
(16)	—	Other (1)	—	—	—	—	(16)

3,673	2,532	Ending balance	2,532	2,150	2,600	3,392	3,673

		INDIVIDUAL LIFE INSURANCE:
4,261	4,179	Beginning balance	4,179	4,178	4,032	4,129	4,261
89	107	Capitalization	107	98	97	94	89
(86)	(55)	Amortization - operating results	(55)	(151)	67	(79)	(86)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
8	(53)	Impact of unrealized (gains) or losses on AFS securities	(53)	(93)	(67)	117	8

4,272	4,178	Ending balance	4,178	4,032	4,129	4,261	4,272

		GROUP INSURANCE:
392	371	Beginning balance	371	377	383	390	392
14	11	Capitalization	11	11	13	11	14
(7)	(5)	Amortization - operating results	(5)	(5)	(6)	(9)	(7)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

399	377	Ending balance	377	383	390	392	399

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,348	1,117	Beginning balance	1,117	1,137	955	1,094	1,348
121	110	Capitalization	110	110	102	109	121
(56)	(57)	Amortization - operating results	(57)	(81)	(5)	(54)	(56)
6	(33)	Amortization - realized investment gains and losses	(33)	(179)	50	143	6
(4)	—	Impact of unrealized (gains) or losses on AFS securities	—	(32)	(8)	55	(4)
16	—	Other (1)	—	—	—	—	16

1,431	1,137	Ending balance	1,137	955	1,094	1,347	1,431

(1)	“Other” activity for the first quarter of 2011 reflects a reclassification between the balances, as of January 1, 2011, of deferred policy acquisition costs and deferred sales inducements for Individual Annuities due to a refinement in methodology for allocating such balances.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2010				2011
2011	2010	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
3,267	2,217	47%	Premiums	2,217	2,232	2,253	2,414	3,267
113	95	19%	Policy charges and fee income	95	96	107	109	113
765	585	31%	Net investment income	585	580	642	662	765
183	50	266%	Asset management fees, commissions and other income	50	50	40	88	183

4,328	2,947	47%	Total revenues	2,947	2,958	3,042	3,273	4,328

			Benefits and Expenses (1):
2,706	1,770	53%	Insurance and annuity benefits	1,770	1,815	1,801	1,929	2,706
161	134	20%	Interest credited to policyholders’ account balances	134	130	148	150	161
—	1	-100%	Interest expense	1	—	1	1	—
(422)	(339)	-24%	Deferral of acquisition costs	(339)	(327)	(357)	(379)	(422)
250	215	16%	Amortization of acquisition costs	215	213	215	212	250
961	675	42%	General and administrative expenses	675	661	694	772	961

3,656	2,456	49%	Total benefits and expenses	2,456	2,492	2,502	2,685	3,656

672	491	37%	Adjusted operating income before income taxes	491	466	540	588	672

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2011
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	3,267	1,662	1,605
Policy charges and fee income	113	90	23
Net investment income	765	351	414
Asset management fees, commissions and other income	183	(1)	184

Total revenues	4,328	2,102	2,226

Benefits and Expenses (1):
Insurance and annuity benefits	2,706	1,389	1,317
Interest credited to policyholders’ account balances	161	62	99
Interest expense	—	—	—
Deferral of acquisition costs	(422)	(261)	(161)
Amortization of acquisition costs	250	157	93
General and administrative expenses	961	425	536

Total benefits and expenses	3,656	1,772	1,884

Adjusted operating income before income taxes	672	330	342

	Three Months Ended March 31, 2010
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	2,217	1,448	769
Policy charges and fee income	95	76	19
Net investment income	585	299	286
Asset management fees, commissions and other income	50	10	40

Total revenues	2,947	1,833	1,114

Benefits and Expenses (1):
Insurance and annuity benefits	1,770	1,163	607
Interest credited to policyholders’ account balances	134	53	81
Interest expense	1	1	—
Deferral of acquisition costs	(339)	(234)	(105)
Amortization of acquisition costs	215	146	69
General and administrative expenses	675	377	298

Total benefits and expenses	2,456	1,506	950

Adjusted operating income before income taxes	491	327	164

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		Japanese Yen Basis Results:
		Revenues (1):
¥138,200	¥129,732	Japanese insurance operations excluding Gibraltar Life	¥129,732	¥116,754	¥122,270	¥121,126	¥138,200
171,976	100,866	Gibraltar Life and Other Operations	100,866	114,980	107,381	115,475	171,976

310,176	230,598	Total revenues, yen basis	230,598	231,734	229,651	236,601	310,176

		Benefits and Expenses (1):
113,597	103,872	Japanese insurance operations excluding Gibraltar Life	103,872	93,723	98,175	96,878	113,597
154,260	84,336	Gibraltar Life and Other Operations	84,336	96,971	85,946	93,126	154,260

267,857	188,208	Total benefits and expenses, yen basis	188,208	190,694	184,121	190,004	267,857

		Adjusted operating income (2):
24,603	25,860	Japanese insurance operations excluding Gibraltar Life	25,860	23,031	24,095	24,248	24,603
17,716	16,530	Gibraltar Life and Other Operations	16,530	18,009	21,435	22,349	17,716

¥42,319	¥42,390	Total adjusted operating income, yen basis	¥42,390	¥41,040	¥45,530	¥46,597	¥42,319

		U.S. Dollar adjusted operating income (3):
$281	$270	Japanese insurance operations excluding Gibraltar Life and Other Operations	$270	$240	$259	$265	$281
342	164	Gibraltar Life and Other Operations	164	175	217	260	342

623	434	Total adjusted operating income, U.S. dollar basis	434	415	476	525	623
49	57	All other (4)	57	51	64	63	49

$672	$491	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$491	$466	$540	$588	$672

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests. Revenues and benefits and expenses exclude non-Japanese operations.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging and non-Japanese operations.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2010				2011
2011	2010		1Q	2Q	3Q	4Q	1Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,378	1,180	Japan, excluding Gibraltar Life	1,180	1,030	1,137	1,182	1,378
1,628	788	Gibraltar Life	788	939	863	946	1,628
374	344	All other countries	344	359	360	395	374

3,380	2,312	Total	2,312	2,328	2,360	2,523	3,380

		Annualized new business premiums:
224	184	Japan, excluding Gibraltar Life	184	137	178	191	224
373	163	Gibraltar Life	163	221	234	256	373
83	64	All other countries	64	61	64	85	83

680	411	Total	411	419	476	532	680

		Annualized new business premiums by distribution channel:
307	248	Life Planners	248	198	242	276	307
160	105	Gibraltar Life Advisors	105	137	122	123	160
135	56	Banks	56	78	92	106	135
78	2	Independent Agency	2	6	20	27	78

680	411	Total	411	419	476	532	680

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
1,267	1,169	Japan, excluding Gibraltar Life	1,169	1,029	1,076	1,090	1,267
1,480	777	Gibraltar Life	777	939	828	869	1,480
349	332	All other countries	332	357	359	375	349

3,096	2,278	Total	2,278	2,325	2,263	2,334	3,096

		Annualized new business premiums:
208	182	Japan, excluding Gibraltar Life	182	137	170	178	208
347	162	Gibraltar Life	162	222	228	242	347
78	62	All other countries	62	60	63	81	78

633	406	Total	406	419	461	501	633

		Annualized new business premiums by distribution channel:
286	244	Life Planners	244	197	233	259	286
148	104	Gibraltar Life Advisors	104	138	119	114	148
128	56	Banks	56	78	90	104	128
71	2	Independent Agency	2	6	19	24	71

633	406	Total	406	419	461	501	633

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 92 per U.S. dollar; Korean won 1190 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2010				2011
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	292	293	295	298	300
Gibraltar Life (3)	212	211	212	213	351
All other countries	97	97	99	99	101

Total	601	601	606	610	752

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,462	2,484	2,515	2,549	2,590
Gibraltar Life (3)	3,892	3,868	3,884	3,903	7,457
All other countries	1,450	1,465	1,481	1,504	1,522

Total	7,804	7,817	7,880	7,956	11,569

International life insurance policy persistency: (4)

Excluding Gibraltar Life:
13 months	91.6%	91.7%	92.0%	92.2%	92.1%
25 months	84.4%	84.2%	84.7%	84.5%	84.6%

Gibraltar Life:
13 months	92.0%	92.2%	92.4%	92.4%	92.4%
25 months	83.8%	83.8%	84.1%	84.7%	85.3%

Number of Life Planners at end of period:
Japan	3,150	3,122	3,126	3,122	3,150
All other countries	3,499	3,483	3,482	3,443	3,431

Total life planners	6,649	6,605	6,608	6,565	6,581

Gibraltar Life Advisors (5)	5,971	6,101	5,913	6,281	13,227

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 92 per U.S. dollar; Korean won 1190 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Includes Star/Edison business from February 1, 2011 date of acquisition, amounting to face amount of $135 billion and 3,529 million individual policies as of that date.
(4)	Excludes acquired Star/Edison business.
(5)	Includes Life Advisors associated with acquired businesses of Star/Edison commencing as of February 1, 2011 date of acquisition, totalling 7,269 life advisors as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2011				December 31, 2010
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	190,904	30,296	160,608	63.0%	155,076	30,499	124,577	59.3%
Public, held to maturity, at amortized cost	3,812	—	3,812	1.5%	3,940	—	3,940	1.9%
Private, available for sale, at fair value	38,794	14,660	24,134	9.5%	37,786	14,678	23,108	11.0%
Private, held to maturity, at amortized cost	1,290	—	1,290	0.5%	1,286	—	1,286	0.6%
Trading account assets supporting insurance liabilities, at fair value	18,314	—	18,314	7.2%	17,771	—	17,771	8.5%
Other trading account assets, at fair value	1,388	159	1,229	0.5%	1,376	156	1,220	0.6%
Equity securities, available for sale, at fair value	10,097	3,824	6,273	2.5%	7,728	3,593	4,135	2.0%
Commercial mortgage and other loans	31,724	8,701	23,023	9.0%	30,408	8,507	21,901	10.4%
Policy loans	11,272	5,346	5,926	2.3%	10,667	5,377	5,290	2.5%
Other long-term investments (1)	6,338	1,624	4,714	1.8%	4,570	1,582	2,988	1.4%
Short-term investments (2)	6,618	924	5,694	2.2%	4,862	1,164	3,698	1.8%

Subtotal (3)	320,551	65,534	255,017	100.0%	275,470	65,556	209,914	100.0%

Invested assets of other entities and operations (4)	7,759	—	7,759		8,442	—	8,442

Total investments	328,310	65,534	262,776		283,912	65,556	218,356

Fixed Maturities by Credit Quality (3):

	March 31, 2011					December 31, 2010
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)
1	140,731	5,454	1,517	144,668	87.9%	105,068	6,278	1,240	110,106	85.5%
2	15,815	863	608	16,070	9.8%	14,129	892	585	14,436	11.2%

Subtotal - High or Highest Quality Securities	156,546	6,317	2,125	160,738	97.7%	119,197	7,170	1,825	124,542	96.7%

3	2,405	83	205	2,283	1.4%	2,753	100	208	2,645	2.1%
4	1,094	24	204	914	0.5%	1,067	24	206	885	0.7%
5	565	31	163	433	0.3%	630	21	211	440	0.3%
6	234	25	67	192	0.1%	271	28	89	210	0.2%

Subtotal - Other Securities	4,298	163	639	3,822	2.3%	4,721	173	714	4,180	3.3%

Total	160,844	6,480	2,764	164,560	100.0%	123,918	7,343	2,539	128,722	100.0%

Private Fixed Maturities:
NAIC Rating (5)
1	6,483	461	98	6,846	26.9%	6,226	511	90	6,647	27.2%
2	14,130	819	354	14,595	57.3%	13,264	792	341	13,715	56.1%

Subtotal - High or Highest Quality Securities	20,613	1,280	452	21,441	84.2%	19,490	1,303	431	20,362	83.3%

3	2,485	113	53	2,545	10.0%	2,467	104	63	2,508	10.3%
4	861	16	36	841	3.3%	948	26	44	930	3.8%
5	493	15	13	495	1.9%	518	21	17	522	2.1%
6	111	41	9	143	0.6%	95	29	6	118	0.5%

Subtotal - Other Securities	3,950	185	111	4,024	15.8%	4,028	180	130	4,078	16.7%

Total	24,563	1,465	563	25,465	100.0%	23,518	1,483	561	24,440	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments have virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of brokerage, trading and banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of March 31, 2011 and December 31, 2010, respectively, 177 securities with amortized cost of $1,588 million (fair value $1,627 million) and 177 securities with amortized cost of $1,787 million (fair value, $1,820 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2011		December 31, 2010
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	95,882	77.4%	60,115	74.9%
Public, held to maturity, at amortized cost	3,812	3.1%	3,940	4.9%
Private, available for sale, at fair value	3,944	3.2%	3,304	4.1%
Private, held to maturity, at amortized cost	1,290	1.0%	1,286	1.6%
Trading account assets supporting insurance liabilities, at fair value	1,686	1.4%	1,518	1.9%
Other trading account assets, at fair value	785	0.6%	702	0.9%
Equity securities, available for sale, at fair value	3,637	2.9%	1,612	2.0%
Commercial mortgage and other loans	5,131	4.1%	4,202	5.2%
Policy loans	2,664	2.2%	2,083	2.6%
Other long-term investments (1)	3,161	2.5%	1,320	1.6%
Short-term investments	1,928	1.6%	211	0.3%

Total	123,920	100.0%	80,293	100.0%

	March 31, 2011		December 31, 2010
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	64,726	49.4%	64,462	49.7%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	20,190	15.4%	19,804	15.3%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	16,628	12.7%	16,253	12.5%
Other trading account assets, at fair value	444	0.3%	518	0.4%
Equity securities, available for sale, at fair value	2,636	2.0%	2,523	1.9%
Commercial mortgage and other loans	17,892	13.6%	17,699	13.7%
Policy loans	3,262	2.5%	3,207	2.5%
Other long-term investments (1)	1,553	1.2%	1,668	1.3%
Short-term investments	3,766	2.9%	3,487	2.7%

Total	131,097	100.0%	129,621	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Three Months Ended March 31
	2011			2010
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)(4)	Amount		Yield (3)(4)	Amount
Financial Services Businesses (1):
Fixed maturities	4.02%	1,598	4	4.27%	1,437	(238)
Equity securities	5.04%	54	3	6.31%	53	(10)
Commercial mortgage and other loans	5.54%	249	10	5.60%	230	18
Policy loans	4.69%	64	—	4.77%	57	—
Short-term investments and cash equivalents	0.37%	11	—	0.26%	8	—
Other investments	5.48%	65	(102)	3.77%	40	363

Gross investment income before investment expenses	4.03%	2,041	(85)	4.16%	1,825	133
Investment expenses	-0.13%	(53)	—	-0.14%	(50)	—

Subtotal	3.90%	1,988	(85)	4.02%	1,775	133

Investment results of other entities and operations (2)		320	5		297	(18)
Less, investment income related to adjusted operating income reconciling items		(3)			1

Total		2,305	(80)		2,073	115

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, asset management operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(4)	Yields are weighted for one month of income and assets related to the Star and Edison businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2011			2010
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)(2)	Amount		Yield (1)(2)	Amount
Japanese Insurance Operations:
Fixed maturities	2.70%	541	(49)	2.75%	405	(222)
Equity securities	2.29%	13	—	2.76%	11	(60)
Commercial mortgage and other loans	4.27%	48	5	4.56%	42	1
Policy loans	3.40%	19	—	3.74%	16	—
Short-term investments and cash equivalents	0.59%	4	—	0.33%	1	—
Other investments (3)	6.84%	46	(114)	5.50%	32	24

Gross investment income before investment expenses	2.83%	671	(158)	2.91%	507	(257)
Investment expenses	-0.11%	(26)	—	-0.14%	(26)	—

Total	2.72%	645	(158)	2.77%	481	(257)

(1)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Yields are weighted for one month of income and assets related to the Star and Edison businesses.
(3)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2011			2010
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.38%	1,057	53	5.46%	1,032	(16)
Equity securities	8.12%	41	3	9.36%	42	50
Commercial mortgage and other loans	5.96%	201	5	5.90%	188	17
Policy loans	5.60%	45	—	5.38%	41	—
Short-term investments and cash equivalents	0.31%	7	—	0.25%	7	—
Other investments	3.75%	19	12	1.72%	8	339

Gross investment income before investment expenses	5.07%	1,370	73	4.97%	1,318	390
Investment expenses	-0.14%	(27)	—	-0.13%	(24)	—

Total	4.93%	1,343	73	4.84%	1,294	390

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Financial Services Businesses:
		Pre-tax adjusted operating income (loss) by division:
(113)	1,884	U.S. Retirement Solutions and Investment Management Division	(105)	627	461	323	496	130	855	624
786	908	U.S. Individual Life and Group Insurance Division	133	243	307	210	144	120	251	200
1,335	1,661	International Insurance Division	430	473	507	458	491	466	540	588
(419)	(138)	Corporate and other operations	(213)	(176)	(209)	(226)	(210)	(180)	(265)	(238)

1,589	4,315	Total pre-tax adjusted operating income	245	1,167	1,066	765	921	536	1,381	1,174
446	1,197	Income taxes, applicable to adjusted operating income	56	306	246	211	245	127	377	325

1,143	3,118	Financial Services Businesses after-tax adjusted operating income	189	861	820	554	676	409	1,004	849

		Reconciling items:
(2,484)	(98)	Realized investment gains (losses), net, and related charges and adjustments	(355)	(929)	(370)	(54)	(60)	620	284	(906)
(1,734)	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	145	686	694	76	252	79	388	(218)
1,163	13	Change in experience-rated contractholder liabilities due to asset value changes	(45)	(347)	(458)	(49)	(320)	(144)	(367)	200
(506)	274	Divested businesses	(32)	(24)	25	2,162	(7)	(7)	(32)	(9)
654	(354)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	3	14	(92)	(2,289)	(36)	18	(18)	(62)

(2,907)	(165)	Total reconciling items, before income taxes	(284)	(600)	(201)	(154)	(171)	566	255	(995)
(961)	(121)	Income taxes, not applicable to adjusted operating income	(77)	(260)	(390)	39	8	174	109	(307)

(1,946)	(44)	Total reconciling items, after income taxes	(207)	(340)	189	(193)	(179)	392	146	(688)

(803)	3,074	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(18)	521	1,009	361	497	801	1,150	161
(483)	201	Equity in earnings of operating joint ventures, net of taxes and earnings from continuing operations attributable to noncontrolling interests	5	(12)	81	1,483	36	(18)	16	39

(1,286)	3,275	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(13)	509	1,090	1,844	533	783	1,166	200
36	45	Earnings from continuing operations attributable to noncontrolling interests	(11)	17	(50)	10	(26)	27	(2)	12

(1,250)	3,320	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(24)	526	1,040	1,854	507	810	1,164	212
146	195	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	8	29	—	(56)	3	15	1	13
—	22	Income (loss) from discontinued operations, net of taxes, attributable to noncontrolling interests.	—	—	—	—	—	—	—	—

(1,104)	3,537	Net income (loss) of Financial Services Businesses	(16)	555	1,040	1,798	510	825	1,165	225
36	67	Less: Income (loss) attributable to noncontrolling interests	(11)	17	(50)	10	(26)	27	(2)	12

1,140	3,470	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(5)	538	1,090	1,788	536	798	1,167	213

5.48%	14.53%	Operating Return on Average Equity (based on adjusted operating income)	3.98%	16.30%	14.35%	9.13%	10.69%	6.36%	14.66%	11.86%

		Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
(1,140)	3,470	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(5)	538	1,090	1,788	536	798	1,167	213
23	192	Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	19	(375)	(8)	77	161	279	77	(36)

(1,117)	3,662	Consolidated net income (loss) attributable to Prudential Financial, Inc.	14	163	1,082	1,865	697	1,077	1,244	177

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Earnings per share of Common Stock (diluted): (1)
2.75	6.76	Financial Services Businesses after-tax adjusted operating income	0.47	1.98	1.77	1.19	1.45	0.88	2.12	1.76

		Reconciling items:
(5.73)	(0.21)	Realized investment gains (losses), net, and related charges and adjustments	(0.84)	(2.14)	(0.80)	(0.11)	(0.13)	1.32	0.60	(1.87)
(4.00)	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.34	1.58	1.49	0.16	0.53	0.17	0.82	(0.45)
2.68	0.03	Change in experience-rated contractholder liabilities due to asset value changes	(0.11)	(0.80)	(0.99)	(0.10)	(0.68)	(0.31)	(0.78)	0.41
(1.17)	0.59	Divested businesses	(0.08)	(0.06)	0.05	4.60	(0.01)	(0.01)	(0.07)	(0.02)
0.01	—	Difference in earnings allocated to participating unvested share-based payment awards	—	0.01	—	(0.03)	—	(0.01)	—	0.01

(8.21)	0.41	Total reconciling items, before income taxes	(0.69)	(1.41)	(0.25)	4.52	(0.29)	1.16	0.57	(1.92)
(2.59)	0.08	Income taxes, not applicable to adjusted operating income	(0.22)	(0.61)	(0.83)	1.81	0.01	0.38	0.23	(0.58)

5.62	0.33	Total reconciling items, after income taxes	(0.47)	(0.80)	0.58	2.71	(0.30)	0.78	0.34	(1.34)

(2.87)	7.09	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	—	1.18	2.35	3.90	1.15	1.66	2.46	0.42
0.34	0.42	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	0.01	0.07	—	(0.12)	—	0.04	—	0.03

(2.53)	7.51	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	0.01	1.25	2.35	3.78	1.15	1.70	2.46	0.45

429.7	459.8	Weighted average number of outstanding Common shares (basic)	422.1	432.9	461.2	461.8	463.0	464.3	464.8	475.1
433.6	466.2	Weighted average number of outstanding Common shares (diluted) (2)	423.2	434.3	464.6	470.3	471.5	468.2	473.2	483.5

55	53	Direct equity adjustments for earnings per share calculation	11	11	12	9	10	10	9	7
—	—	Earnings related to interest, net of tax, on exchangeable surplus notes (2)	—	—	1	4	4	5	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
7	21	Financial Services Businesses after-tax adjusted operating income	2	10	9	7	8	6	13	11
1	22	Income from continuing operations (after-tax) of Financial Services Businesses	—	6	12	21	7	10	15	7

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the twelve months ended December 31, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment.
(2)	In calculating diluted earnings per share under the if-converted method, the potential shares that would be issued related to the exchangeable surplus notes assuming a hypothetical exchange, weighted for the period the notes are outstanding, is added to the denominator, and interest expense, net of tax, is added to the numerator, if the overall effect is dilutive. For the three months ended June 30, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for non-GAAP measures, as presented above. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended June 30, 2010 for GAAP measures is 473.3 million. For the three months ended December 31, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for GAAP measures. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended December 31, 2010 for GAAP measures is 478.4 million.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Revenues (1):
11,858	10,794	Premiums	3,261	3,320	3,361	3,352	3,531	3,808	3,969	3,943
3,123	3,122	Policy charges and fee income	734	766	693	840	860	888	803	929
8,373	8,165	Net investment income	2,053	2,046	2,047	2,054	2,073	2,109	2,200	2,236
2,613	3,782	Asset management fees, commissions and other income	498	618	651	703	724	871	853	961

25,967	25,863	Total revenues	6,546	6,750	6,752	6,949	7,188	7,676	7,825	8,069

		Benefits and Expenses (1):
12,538	10,829	Insurance and annuity benefits	3,464	2,928	3,115	3,202	3,431	4,000	3,756	3,707
3,399	3,088	Interest credited to policyholders’ account balances	853	820	850	853	846	875	820	877
1,134	1,186	Interest expense	247	238	229	241	251	258	267	273
(2,302)	(2,248)	Deferral of acquisition costs	(578)	(641)	(782)	(768)	(717)	(746)	(780)	(849)
1,553	920	Amortization of acquisition costs	441	268	163	394	352	539	99	378
8,056	7,773	General and administrative expenses	1,874	1,970	2,111	2,262	2,104	2,214	2,282	2,509

24,378	21,548	Total benefits and expenses	6,301	5,583	5,686	6,184	6,267	7,140	6,444	6,895

1,589	4,315	Adjusted operating income before income taxes	245	1,167	1,066	765	921	536	1,381	1,174

		Reconciling items:
(2,777)	(24)	Realized investment gains (losses), net, and related adjustments	663	(1,357)	(399)	(123)	67	1,252	166	(1,369)
293	(74)	Related charges	(1,018)	428	29	69	(127)	(632)	118	463

(2,484)	(98)	Total realized investment gains (losses), net, and related charges and adjustments	(355)	(929)	(370)	(54)	(60)	620	284	(906)

(1,734)	—	Investment gains on trading account assets supporting insurance liabilities, net	145	686	694	76	252	79	388	(218)
1,163	13	Change in experience-rated contractholder liabilities due to asset value changes	(45)	(347)	(458)	(49)	(320)	(144)	(367)	200
(506)	274	Divested businesses	(32)	(24)	25	2,162	(7)	(7)	(32)	(9)
654	(354)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	3	14	(92)	(2,289)	(36)	18	(18)	(62)

(2,907)	(165)	Total reconciling items, before income taxes	(284)	(600)	(201)	(154)	(171)	566	255	(995)

(1,318)	4,150	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(39)	567	865	611	750	1,102	1,636	179
(515)	1,076	Income tax expense (benefit)	(21)	46	(144)	250	253	301	486	18

(803)	3,074	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(18)	521	1,009	361	497	801	1,150	161

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Revenues (1):
6,833	6,192	Premiums	1,899	1,911	2,015	2,053	2,217	2,232	2,253	2,414
342	293	Policy charges and fee income	99	91	90	94	95	96	107	109
1,969	1,623	Net investment income	531	509	565	567	585	580	642	662
(157)	323	Asset management fees, commissions and other income	39	53	30	46	50	50	40	88

8,987	8,431	Total revenues	2,568	2,564	2,700	2,760	2,947	2,958	3,042	3,273

		Benefits and Expenses (1):
5,377	4,907	Insurance and annuity benefits	1,501	1,465	1,572	1,601	1,770	1,815	1,801	1,929
416	330	Interest credited to policyholders’ account balances	119	110	123	128	134	130	148	150
8	19	Interest expense	1	1	1	1	1	—	1	1
(1,173)	(1,057)	Deferral of acquisition costs	(309)	(299)	(302)	(338)	(339)	(327)	(357)	(379)
638	486	Amortization of acquisition costs	202	214	175	207	215	213	215	212
2,386	2,085	General and administrative expenses	624	600	624	703	675	661	694	772

7,652	6,770	Total benefits and expenses	2,138	2,091	2,193	2,302	2,456	2,492	2,502	2,685

1,335	1,661	Adjusted operating income before income taxes	430	473	507	458	491	466	540	588

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - GIBRALTAR LIFE AND OTHER OPERATIONS

(in millions)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Revenues (1):
2,123	1,916	Premiums	614	712	783	751	769	920	842	923
71	63	Policy charges and fee income	21	19	19	20	19	19	21	23
1,007	824	Net investment income	277	258	286	282	286	285	316	326
(236)	214	Asset management fees, commissions and other income	14	36	16	41	40	38	34	93

2,965	3,017	Total revenues	926	1,025	1,104	1,094	1,114	1,262	1,213	1,365

		Benefits and Expenses (1):
1,639	1,521	Insurance and annuity benefits	483	565	602	588	607	745	651	718
249	193	Interest credited to policyholders’ account balances	71	70	74	79	81	83	89	96
(5)	7	Interest expense	(2)	2	1	—	—	—	1	—
(336)	(275)	Deferral of acquisition costs	(90)	(98)	(95)	(99)	(105)	(123)	(130)	(141)
183	125	Amortization of acquisition costs	64	67	61	66	69	76	68	77
1,025	805	General and administrative expenses	264	261	264	304	298	306	317	355

2,755	2,376	Total benefits and expenses	790	867	907	938	950	1,087	996	1,105

210	641	Adjusted operating income before income taxes	136	158	197	156	164	175	217	260

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Revenues (1):
(10)	(9)	Premiums	(3)	(8)	2	(2)	(4)	(5)	(4)	(5)
(31)	(29)	Policy charges and fee income	(7)	(6)	(7)	(19)	(8)	(7)	(19)	(8)
559	743	Net investment income	23	73	57	65	68	90	93	90
(234)	(161)	Asset management fees, commissions and other income	(68)	(54)	(56)	(69)	(80)	(59)	(67)	(76)

284	544	Total revenues	(55)	5	(4)	(25)	(24)	19	3	1

		Benefits and Expenses (1):
195	39	Insurance and annuity benefits	45	(16)	7	7	3	38	20	1
(192)	(126)	Interest credited to policyholders’ account balances	(47)	(31)	(22)	(21)	(22)	(19)	(16)	(13)
686	661	Interest expense	170	174	172	186	193	198	197	200
46	51	Deferral of acquisition costs	5	11	10	13	9	13	12	8
(49)	(47)	Amortization of acquisition costs	(10)	1	—	(16)	(8)	(16)	(3)	(8)
17	104	General and administrative expenses	(5)	42	38	32	11	(15)	58	51

703	682	Total benefits and expenses	158	181	205	201	186	199	268	239

(419)	(138)	Adjusted operating loss before income taxes	(213)	(176)	(209)	(226)	(210)	(180)	(265)	(238)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

RECLASSIFIED U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in millions)

Year-to-Date		2009				2010
2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

	Revenues (1):
	Analysis of revenues by type:
1,115	Asset management fees	239	254	269	287	304	311	320	338
40	Incentive, transaction, principal investing and commercial mortgage revenues (1)	(39)	(1)	(18)	(21)	11	69	62	68
531	Service, distribution and other revenues	63	89	40	95	64	114	111	116

1,686	Total Asset Management segment revenues	263	342	291	361	379	494	493	522

(1)	Revenues reported herein reflect certain reclassifications to conform to current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products and dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 7.50% for the three months ended March 31, 2011, 2.63% for the three months ended December 31, 2010, 15.60% for the three months ended September 30, 2010, 11.76% for the three months ended June 30, 2010 and 8.71% for the three months ended March 31, 2010.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 75% of Junior Subordinated Notes supporting capital needs, we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2011

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of May 4, 2011

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A2	NR

CREDIT RATINGS:
as of May 4, 2011

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.